UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 3, 2017

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 3.03 Material Modification to Rights of Security Holders

As previously announced in our Current Report on Form 8-K filed on October 4, 2017, at a special meeting of stockholders of Net Element, Inc. (the “Company”) held on October 3, 2017, the Company’s stockholders, by an affirmative vote of at least a majority of the Company’s issued and outstanding shares of capital stock, approved a proposal authorizing the Company’s Board of Directors, in its discretion, to effect a reverse stock split of the Company’s outstanding shares of common stock (the “Common Stock”), at any ratio not less than 1-for-10 and not greater than 1-for-30 (the “Reverse Stock Split”).

On October 3, 2017, the Board of Directors approved the Reverse Stock Split with a ratio of 1-for-10. On October 4, 2017, the Company is filing a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split of the Common Stock effective as of 12:01 a.m., Eastern Time on October 5, 2017. As a result of the Reverse Stock split, every ten shares of the Company’s Common Stock will be automatically combined into one issued and outstanding share of the Company’s Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

Commencing on October 5, 2017, trading of the Company’s Common Stock will continue on the NASDAQ Capital Market on a reverse stock split-adjusted basis. The Company’s trading symbol will remain “NETE.” The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 64111R300.

The foregoing is only a brief description of the terms of the Certificate of Amendment, does not purport to be a complete description of the Certificate of Amendment, and is qualified in its entirety by reference to the Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On October 4, 2017, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, of Net Element, Inc.

99.1	Press Release of Net Element, Inc., dated October 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2017

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, of Net Element, Inc.

99.1	Press Release of Net Element, Inc., dated October 4, 2017.

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